PRIORITY AGREEMENT

THIS PRIORITY AGREEMENT (the "Agreement") is dated March 27, 2023

AMONG:

Pacific Western Bank
(2020094737-1)

(the "Bank")

AND:

FUNDTHROUGH INC.

(the "Lender")

AND:

ENGlobal U.S., Inc.

(the "Borrower")

WHEREAS:

A. The Borrower has granted or agreed to grant to the Bank a registered security interest, in all of the Borrower's present and after-acquired personal property, and such other security as the Bank may from time to time receive from the Borrower to secure present and future debts and obligations of the Borrower to the Bank (the "Bank Security");

B. The Borrower has granted or agreed to grant to the Lender a registered security interest, in all of the Borrower's present and after-acquired Accounts Receivable listed on Schedule A attached hereto, and the proceeds thereof (the "Lender Collateral");

C. The parties hereto have agreed to enter into this Agreement in order to set out the respective priorities of the Bank Security and the Lender Collateral;

NOW THEREFORE in consideration of the premises and other good and valuable consideration, the parties hereto covenant and agree as follows:

ARTICLE 1 - CONSENT

1.01 The Bank hereby acknowledges its consent to the creation and issue by the Borrower to the Lender of the Lender Collateral and to the incurring by the Borrower of the indebtedness evidenced thereby.

1.02 The Lender hereby acknowledges its consent to the creation and issue by the Borrower to the Bank of the Bank Security and to the incurring by the Borrower of the indebtedness evidenced thereby.

ARTICLE 2 - INTERPRETATION

2.01 The preamble hereto forms an integral part of this Agreement.

2.02 In this Agreement, the following terms shall have the following meanings:

(a) "Accounts Receivables" means all debts, accounts, claims, demands, monies and choses in action which are now or which may at any time hereafter be due, owing to or accruing due to or owned to the Borrower, together with all books, records, documents, papers and electronically recorded data and any other documents or information of any kind which in any way evidences or relates to any or all of the said debts, accounts, claims, demands, monies and choses in action, provided that the term "Accounts Receivables" herein shall not include any proceeds from the sale, disposition or realization of the personal property of the Borrower other than Inventory, further provided that "Accounts Receivable" shall include payment intangibles, contract rights, purchase orders, returned goods and reclamation claims, in each case associated with inventory, but shall not include any of such relating to goods that are not inventory; and

ARTICLE 3 - PRIORITIES

3.01 (a) The Bank Security is hereby subordinated to the security constituted by the Lender Priority Collateral to the extent of the Borrower's indebtedness to the Lender from time to time, together with all accrued interest thereon and all reasonable costs, charges and expenses incurred by the Lender in connection therewith, including all interest, fees and expenses during any Insolvency Proceeding (whether or not recoverable in such Insolvency Proceeding).

(b) The Lender shall have no collateral or security other than the Lender Collateral. The Bank has priority over all Bank Security with respect to all of the Borrower's present and after acquired personal property and proceeds thereof, except Lender Collateral (the "Bank Priority Collateral"). Lender's lien and security interest in the Lender Priority Collateral shall be senior to Bank's interest or security in the Bank Security that is Lender Priority Collateral.

3.02 The subordinations and postponements herein shall apply in all events and circumstances regardless of:

(a) the date of execution, attachment, registration or perfection of any security interest held by the Bank or the Lender, or;

(b) the date of any advance or advances made to the Borrower by the Bank or the Lender; or

(c) the date of default by the Borrower under any of the Bank Security or the Lender Collateral or the dates of crystallization of any floating charges held by Bank or the Lender; or

(d) any priority granted by any principle of law or any statute, including the Uniform Commercial Code ("UCC") .

3.03 Any proceeds, including, without limitation, any insurance proceeds received by the Borrower or by the Bank or the Lender in respect of the collateral charged by the Bank Priority Collateral or the Lender Priority Collateral shall be dealt with according to the preceding provisions hereof as though such proceeds were paid or payable as proceeds of realization of the collateral for which they compensate and shall be turned over to Lender or Bank as appropriate.

3.04 This Agreement shall continue in full force and effect after the filing by or against Borrower of a petition under the U.S. Bankruptcy Code (the "Code") or in the event of any other insolvency proceeding or readjustment of any or all of the debts of Borrower including an assignment for the

benefit of creditors, the appointment of a receiver for Borrower's business or assets, a composition or arrangement, or any other action or proceeding involving the dissolution or winding up of the affairs of Borrower's business or assets (individually and collectively, an "Insolvency Proceeding").

3.05 Each of the parties hereto shall permit any of the other parties hereto and their employees, agents and contractors, access at all reasonable times to any property and assets of the Borrower upon which it has a prior charge or security interest in accordance with the terms hereof and to permit such other party to remove such property and assets from the premises of the Borrower at all reasonable times without interference, provided that such other party shall promptly repair any damage caused to the premises by the removal of any such property or assets.

3.06 Lender agrees that it will not interfere, in any manner, with Bank's security interests in and liens upon the Bank Priority Collateral or take any action by way of enforcement or application of its security interests in or liens upon the Bank Priority Collateral unless and until Bank shall have advised Lender, in writing, that Borrower has irrevocably paid in full in cash and satisfied the Borrower's debt owed to Bank, or that Bank has consented to any such interference, enforcement, or application.

3.07 Bank agrees that it will not interfere, in any manner, with Lender's security interests in and liens upon the Lender Priority Collateral or take any action by way of enforcement or application of its security interests in or liens upon the Lender Priority Collateral unless and until Lender shall have advised Bank, in writing, that Borrower has irrevocably paid in full in cash and satisfied the Borrower's debt owed to Lender, or that Lender has consented to any such interference, enforcement, or application.

ARTICLE 4 - COVENANTS OF THE BORROWER

4.01 The Borrower hereby confirms to and agrees with the Bank and the Lender that so long as any of the indebtedness of the Borrower to the Bank and the Lender remains outstanding, it shall stand possessed of its assets so charged for the Bank and for the Lender in accordance with their respective interests and priorities as herein set out.

ARTICLE 5- GENERAL

5.01 From time to time upon request therefor the Bank and the Lender may advise each other of the particulars of the indebtedness and liability of the Borrower to each other and all security held by each therefor.

5.02 The Bank and the Lender each agree that it will not transfer or assign any of its security from the Borrower without first obtaining from the proposed assignee or transferee an agreement to be bound by the provisions of this Agreement.

5.03 Intentionally Omitted.

5.04 Any notice required or permitted to be given pursuant to this Agreement shall be in writing and shall be addressed and delivered to the parties hereto as follows:

For the Bank:

19820 N. 7th Avenue, Suite 100
Phoenix, Arizona 85027

Attention: John Ten Hagen
Email: jtenhagen@pacwest.com

For the Lender:

260 Spadina Avenue, Suite 300
Toronto, ON M5T 2E4

Attention: Steven Uster, Director
E-mail: steven@fundthrough.com

5.05 Each of the Borrower, the Bank and the Lender shall do, perform, execute and deliver all acts, deeds and documents as may be necessary from time to time to give full force and effect to the interests of this Agreement; provided however, that no consent of the Borrower shall be necessary to any amendment of the terms hereof by the Bank and the Lender unless the interests of the Borrower are directly affected thereby.

5.06 This Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and shall be effective as of the formal date hereof. A facsimile counterpart of this Agreement shall be fully effective for all purposes.

5.07 This Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

5.08 This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

IN WITNESS WHEREOF the parties hereto have executed this Agreement under the hand(s) of their duly authorized officer(s) on the date first above written.

FUNDTHROUGH INC.

Per:
Steven Uster,
Co-founder and CEO

I have the authority to bind the Corporation.

[signature page follows]

ENGlobal U.S., Inc.

Per: ______________________
Name: Darren Spriggs
Title: CFO

Pacific Western Bank

Per: ______________________
Name: John Ten Hagen
Title: Vice President

SCHEDULE A

Accounts Receivable owing from EOG Resources, Lewis Energy Group and XTO Energy Group.